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                          ING VP MONEY MARKET PORTFOLIO
                          ING VP Money Market Portfolio

                       Supplement Dated November 15, 2004
                     to the Class I and Class S Prospectuses
                              Dated April 30, 2004

Effective immediately, the section entitled "Management of the Portfolios - ING VP Money Market Portfolio" on page 39 of the Class I and Class S Prospectuses is deleted in its entirety and replaced with the following:

      ING VP MONEY MARKET PORTFOLIO

      The Portfolio has been managed by a team of investment professionals led by David S. Yealy since November, 2004. Mr. Yealy joined ING IM in November 2004 and has over 18 years of investment experience. Prior to joining ING IM, he was a Managing Director with Trusco Capital Management ("Trusco") where he was responsible for over $9 billion of assets under management. Mr. Yealy joined Trusco in 1991 and during his 13-year tenure he was instrumental in the development and marketing of that firm's cash management business.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE